                                                                    EXHIBIT 99.5

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This is an Assignment, Assumption and Recognition Agreement (the "Agreement") made this 1st day of October, 2006, among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, South Tower, New York, New York 10281 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 (the "Assignee") and CitiMortgage, Inc., having an address at 750 Washington Blvd., Stamford, Connecticut 06901 ("CitiMortgage").

     In consideration of the mutual promises contained herein the parties hereto agree that the mortgage loans (the "Mortgage Loans") listed on Attachment 1 annexed hereto (the "Mortgage Loan Schedule") now serviced by CitiMortgage for Assignor and its successors and assigns pursuant to the Mortgage Servicing Purchase and Sale Agreement dated as of February 27, 2006, between Assignor and CitiMortgage; the Mortgage Servicing Purchase and Sale Agreement, dated as of May 31, 2006, between Assignor and CitiMortgage; and the Mortgage Servicing Purchase and Sale Agreement, dated as of September 1, 2006 (the "September Servicing Agreement"), between Assignor and CitiMortgage (collectively, the "Servicing Agreements") shall be subject to the terms of this Agreement, and all Mortgage Loans will be serviced under the September Servicing Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the September Servicing Agreement.

                            ASSIGNMENT AND ASSUMPTION

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Mortgage Loans and, to the extent of the Mortgage Loans, all of its right, title and interest in, to and under the September Servicing Agreement.

    MODIFICATIONS OF CERTAIN PROVISIONS OF THE SEPTEMBER SERVICING AGREEMENT

     2. For purposes of servicing the Mortgage Loans hereunder, the parties hereto agree that the provisions of the September Servicing Agreement shall be modified in the manner set forth on Exhibit A hereto.

                                   WARRANTIES

     3. Assignor warrants and represents to, and covenants with, the Assignee as of the date hereof that:

     (a) Attached hereto as Attachment 2-A, 2-B and 2-C are true and accurate copies of the Servicing Agreements which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement to the extent of the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever and upon the transfer of the Mortgage Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Mortgage Loan, as well as any and all of Assignee's interests, rights and obligations under the Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

     (c) There are no offsets, counterclaims or other defenses available to Assignor with respect to the Mortgage Loans or the Servicing Agreement;

     (d) Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, the Mortgage Loans;

     (e) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

     (f) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and CitiMortgage, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

     (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

     4. Assignee warrants and represents to, and covenants with, Assignor and CitiMortgage that as of the date hereof:

     (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

     (b) Assignee has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and CitiMortgage, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this Agreement, or the consummation by it of the transactions contemplated hereby; and

     (d) Assignee agrees to be bound, as "Seller" (as such term is defined under the Servicing Agreement), by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of Assignor and CitiMortgage all of Assignor's obligations as Seller thereunder.

     5. CitiMortgage warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

     (a) CitiMortgage is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

     (b) CitiMortgage has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of CitiMortgage's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of CitiMortgage's charter or by-laws or any legal restriction, or any material agreement or instrument to which CitiMortgage is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which CitiMortgage or its property is subject. The execution, delivery and performance by

CitiMortgage of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of CitiMortgage. This Agreement has been duly executed and delivered by CitiMortgage and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of CitiMortgage enforceable against CitiMortgage in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by CitiMortgage in connection with the execution, delivery or performance by CitiMortgage of this Agreement, or the consummation by it of the transactions contemplated hereby.

                             RECOGNITION OF ASSIGNEE

     6. From and after the date hereof, CitiMortgage shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans in accordance with the September Servicing Agreement, as if Assignee and CitiMortgage had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the September Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of Assignor, CitiMortgage and Assignee that the Agreement will constitute a separate and distinct servicing agreement, and the entire agreement, between CitiMortgage and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

     7. The Mortgage Loans shall be serviced by CitiMortgage for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

     8. CitiMortgage acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Assignee, the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). CitiMortgage shall deliver all reports required to be delivered under the September Servicing Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Investors, Inc., Series 2006-AF2

     9. CitiMortgage hereby acknowledges that the Master Servicer has the right to enforce all obligations of CitiMortgage under the September Servicing Agreement acting on behalf of the MLMI 2006-AF2 trust formed pursuant to the Pooling and Servicing Agreement, as owner of the Assigned Loans. Such rights will include, without limitation, the right to terminate CitiMortgage, as purchaser under the September Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by CitiMortgage under the September Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by CitiMortgage under the September Servicing Agreement, the right to examine the books and records of CitiMortgage and the right to exercise certain rights of consent and approval of the "Seller" under the September Servicing Agreement. Notwithstanding the foregoing, it is understood that CitiMortgage shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignee and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of CitiMortgage which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform the obligations of the "Seller" under the September Servicing Agreement and this Agreement only to the extent that the Master Servicer has any obligations of the "Seller". In addition, the Assignee shall indemnify CitiMortgage and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that CitiMortgage may sustain in any way related to (a) actions or inactions of CitiMortgage which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the obligations of the "Seller" under the September Servicing Agreement and this Agreement. CitiMortgage shall make all distributions under the September Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number: #121-000-248
          Account Name: Corporate Trust Clearing
          Account number: 3970771416
          For further credit to: MLMI 2006-AF2
          Distribution Account Number: 50961200

     10. For purposes of both Section L and Section AA of Exhibit M of the September Servicing Agreement, CitiMortgage is hereby notified, and CitiMortgage hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

                                  MISCELLANEOUS

     11. All demands, notices and communications related to the Mortgage Loans, the September Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

     (a)  In the case of CitiMortgage,

          CitiMortgage, Inc.
          1000 Technology Drive, MS 55,
          O'Fallon, Missouri 63368
          Attention: Capital Markets

          with a copy to

          Investor Reporting Department, MS 314

     (b)  In the case of Assignee,

          Merrill Lynch Mortgage Investors, Inc.
          4 World Financial Center, 10th Floor
          New York, New York 10281
          Attention: MLMI 2006-AF2

     (c)  In the case of Assignor,

          Merrill Lynch Mortgage Lending, Inc.
          4 World Financial Center, South Tower
          New York, New York 10281
          Attention: MLMI 2006-AF2

     12. This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     13. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, Assignee or CitiMortgage may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, Assignee or CitiMortgage, respectively, hereunder.

     15. This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the September Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the September Servicing Agreement.

     16. This Agreement shall terminate upon a clean up call of the Merrill Lynch Mortgage Investors Trust, Series 2006-AF2; provided, however, that the Servicer shall continue to service the Mortgage Loans subject to such clean up call pursuant to the September Servicing Agreement.

     17. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       -----------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ---------------------------------
Name: Paul Park
Title: Authorized Signatory


CITIMORTGAGE, INC.
Company


By:
    --------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ---------------------------------
Name: Michael D. Pinzon
Title: Vice President

                                  ATTACHMENT 1

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                 ATTACHMENT 2-A

                 MORTGAGE SERVICING PURCHASE AND SALE AGREEMENT,
                             DATED FEBRUARY 27, 2006

                             [INTENTIONALLY OMITTED]

                                 ATTACHMENT 2-B

                 MORTGAGE SERVICING PURCHASE AND SALE AGREEMENT,
                               DATED MAY 31, 2006

                             [INTENTIONALLY OMITTED]

                                 ATTACHMENT 2-C

                 MORTGAGE SERVICING PURCHASE AND SALE AGREEMENT,
                             DATED SEPTEMBER 1, 2006

                             [INTENTIONALLY OMITTED]

                                    Exhibit A

               Modifications to the September Servicing Agreement

1. The third paragraph of Section 12.01 is hereby modified by the insertion of the word "with" following the words "shall cooperate" and by the deletion of the words "notice of".

2. Section 12.03(e) is hereby modified by the insertion of the words ", any Master Servicer" immediately following the words "(x) written notice to the Seller".

3. Section 12.03(g) is hereby modified by the insertion of the words "copies or other evidence of fidelity bond insurance and errors and omissions insurance," immediately following the words "the person signing any certification or statement,".

4. Section 12.04 is hereby modified by the insertion of the words "in the case of the Depositor," before the words "upon request".

5. Section 12.05(a)(i) is hereby modified by the insertion of the words "in the case of the Depositor," before the words "upon request" within the parenthetical.

6. Section 12.05(a)(ii) is hereby modified by the insertion of the words "in the case of the Depositor," before the words "upon request" within the parenthetical.

7. Section 12.05(a)(iii) is hereby modified by replacing the word "and" following the words "Regulation AB," with the words "to deliver" and by the insertion of the word "and" immediately following the words "Section 12.04,".

8. Section 12.05(a)(iv) is hereby modified by the deletion of the words "if requested by any Depositor or any Master Servicer not later than March 1 of the calendar year in which such certification is to be delivered," and by the insertion of the words "(in the case of the Depositor, solely if requested prior to March 1 of the calendar year in which such certification is to be delivered).

9.   Exhibit M is hereby modified by replacing the first paragraph of Section
     (N) with the following paragraph:

     On or before the fifth (5th) Business Day of each month, the Purchaser shall furnish to the Seller or its designee, in mutually agreeable electronic format and as to the latest Due Period, the information included in the delinquency report set forth in Exhibit M-1, the monthly remittance advice set forth in Exhibit M-2, and the realized loss report set forth in Exhibit M-3 (provided that the information to be provided in each case may be either in the form set forth in the applicable exhibit or in such other form as the parties shall agree or have previously agreed upon), together with such other information with respect to the Mortgage Loans as the Seller may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith.

10. Exhibit M is hereby modified by the deletion of sections (S) and (T) and Subsection (i) of Section (W).

11.  Exhibit M is hereby modified by the deletion, from paragraph (b) of Section
     (Y), the words "without cause, including without limitation upon exercise of any clean up call with respect to a Reconstitution" and by the insertion in such paragraph, immediately following the words "with respect to the Servicing so terminated" the words "; provided, no such termination fee shall be payable in any case of termination for cause or termination pursuant to the exercise of any clean up call with respect to a Reconstitution".

12. Exhibit M-1 is hereby modified by replacing such exhibit in its entirety with Exhibit B-1 to this Assignment, Assumption and Recognition Agreement .

13. Exhibit M-2 is hereby modified by replacing such exhibit in its entirety with Exhibit B-2 to this Assignment, Assumption and Recognition Agreement .

14. The September Servicing Agreement is hereby modified by the addition of a new Exhibit M-3, which shall be identical to Exhibit B-3 to this Assignment, Assumption and Recognition Agreement

                                   Exhibit B-1

                                 Monthly Report

                                                                                                                               MAX
COLUMN NAME              DESCRIPTION                                           DECIMAL   FORMAT COMMENT                       SIZE
----------------------   ---------------------------------------------------   -------   ----------------------------------   ----
SER_INVESTOR_NBR         A value assigned by the Servicer to define a group              Text up to 10 digits                   20
                         of loans.

LOAN_NBR                 A unique identifier assigned to each loan by the                Text up to 10 digits                   10
                         investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                       Text up to 10 digits                   10
                         Servicer. This may be different than the LOAN_NBR.

BORROWER_NAME            The borrower name as received in the file. It is                Maximum length of 30 (Last, First)     30
                         not separated by first and last name.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest       2      No commas(,) or dollar signs ($)       11
                         payment that a borrower is expected to pay, P&I
                         constant.

NOTE_INT_RATE            The loan interest rate as reported by the Servicer.      4      Max length of 6                         6

NET_INT_RATE             The loan gross interest rate less the service fee        4      Max length of 6                         6
                         rate as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as reported by        4      Max length of 6                         6
                         the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as reported         2      No commas(,) or dollar signs ($)       11
                         by the Servicer.

NEW_PAY_AMT              The new loan payment amount as reported by the           2      No commas(,) or dollar signs ($)       11
                         Servicer.

NEW_LOAN_RATE            The new loan rate as reported by the Servicer.           4      Max length of 6                         6

ARM_INDEX_RATE           The index the Servicer is using to calculate a           4      Max length of 6                         6
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the           2      No commas(,) or dollar signs ($)       11
                         beginning of the processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end       2      No commas(,) or dollar signs ($)       11
                         of the processing cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the                MM/DD/YYYY                             10
                         borrower's next payment is due to the Servicer, as
                         reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.              2      No commas(,) or dollar signs ($)       11

SERV_CURT_DATE_1         The curtailment date associated with the first                  MM/DD/YYYY                             10
                         curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment        2      No commas(,) or dollar signs ($)       11
                         amount, if applicable.

                                                                                                                               MAX
COLUMN NAME              DESCRIPTION                                           DECIMAL   FORMAT COMMENT                       SIZE
----------------------   ---------------------------------------------------   -------   ----------------------------------   ----
SERV_CURT_AMT_2          The second curtailment amount to be applied.             2      No commas(,) or dollar signs ($)       11

SERV_CURT_DATE_2         The curtailment date associated with the second                 MM/DD/YYYY                             10
                         curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment       2      No commas(,) or dollar signs ($)       11
                         amount, if applicable.

SERV_CURT_AMT_3          The third curtailment amount to be applied.              2      No commas(,) or dollar signs ($)       11

SERV_CURT_DATE_3         The curtailment date associated with the third                  MM/DD/YYYY                             10
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third curtailment        2      No commas(,) or dollar signs ($)       11
                         amount, if applicable.

PIF_AMT                  The loan "paid in full" amount as reported by the        2      No commas(,) or dollar signs ($)       11
                         Servicer.

PIF_DATE                 The paid in full date as reported by the Servicer.              MM/DD/YYYY                             10

ACTION_CODE              The standard FNMA numeric code used to                          Action Code Key: 15=Bankruptcy,         2
                         indicate the default/delinquent status of                       30=Foreclosure, 60=PIF,
                         a particular loan.                                              63=Substitution, 65=Repurchase,
                                                                                         70=REO

INT_ADJ_AMT              The amount of the interest adjustment as reported        2      No commas(,) or dollar signs ($)       11
                         by the Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if             2      No commas(,) or dollar signs ($)       11
                         applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.          2      No commas(,) or dollar signs ($)       11

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if         2      No commas(,) or dollar signs ($)       11
                         applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at        2      No commas(,) or dollar signs ($)       11
                         the beginning of the cycle date to be passed
                         through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to investors         2      No commas(,) or dollar signs ($)       11
                         at the end of a processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount as reported by the        2      No commas(,) or dollar signs ($)       11
                         Servicer for the current cycle -- only
                         applicable for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the             2      No commas(,) or dollar signs ($)       11
                         service fee amount for the current cycle
                         as reported by the Servicer -- only
                         applicable for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the             2      No commas(,) or dollar signs ($)       11
                         Servicer for the current reporting cycle
                         -- only applicable for Actual/Actual
                         Loans.

ACTL_NET_INT             The actual gross interest amount less the service        2      No commas(,) or dollar signs ($)       11
                         fee amount for the current reporting cycle
                         as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.

                                                                                                                               MAX
COLUMN NAME              DESCRIPTION                                           DECIMAL   FORMAT COMMENT                       SIZE
----------------------   ---------------------------------------------------   -------   ----------------------------------   ----
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower              2      No commas(,) or dollar signs ($)       11
                         prepays on his loan as reported by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived        2      No commas(,) or dollar signs ($)       11
                         by the servicer.

MOD_DATE                 The Effective Payment Date of the Modification for              MM/DD/YYYY                             10
                         the loan.

MOD_TYPE                 The Modification Type.                                          Varchar - value can be alpha or        30
                                                                                         numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest           2      No commas(,) or dollar signs ($)       11
                         advances made by Servicer.

                                   Exhibit B-2

                           Monthly Delinquency Report

     The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME                               DESCRIPTION                  DECIMAL    FORMAT COMMENT
------------------               ------------------------------------------   -------   ----------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the
                                 Servicer.  This may be different than the
                                 LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                       Servicer Client Number

SERV_INVESTOR_NBR                Contains a unique number as assigned by
                                 an external servicer to identify a group
                                 of loans in their system.

BORROWER_FIRST_NAME              First Name of the Borrower.

BORROWER_LAST_NAME               Last name of the borrower.

PROP_ADDRESS                     Street Name and Number of Property

PROP_STATE                       The state where the  property located.

PROP_ZIP                         Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment              MM/DD/YYYY
                                 is due to the servicer at the end of
                                 processing cycle, as reported by Servicer.

LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim                 MM/DD/YYYY
                                 was filed.

BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy
                                 was filed.

BANKRUPTCY_CASE_NBR              The case number assigned by the court to
                                 the bankruptcy filing.

POST_PETITION_DUE_DATE           The payment due date once the bankruptcy               MM/DD/YYYY
                                 has been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From                      MM/DD/YYYY
                                 Bankruptcy. Either by Dismissal,
                                 Discharged and/or a Motion For Relief Was
                                 Granted.

LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved              MM/DD/YYYY
                                 By The Servicer

LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For
                                 A Loan Such As;

LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is                  MM/DD/YYYY
                                 Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually               MM/DD/YYYY
                                 Completed

FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the                MM/DD/YYYY
                                 servicer with instructions to begin
                                 foreclosure proceedings.

ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to                  MM/DD/YYYY
                                 Pursue Foreclosure

FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney               MM/DD/YYYY
                                 in a Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is                MM/DD/YYYY
                                 expected to occur.

FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.               MM/DD/YYYY

FRCLSR_SALE_AMT                  The amount a property sold for at the            2     No commas(,) or
                                 foreclosure sale.                                      dollar signs ($)

EVICTION_START_DATE              The date the servicer initiates eviction               MM/DD/YYYY
                                 of the borrower.

EVICTION_COMPLETED_DATE          The date the court revokes legal                       MM/DD/YYYY
                                 possession of the property from the
                                 borrower.

LIST_PRICE                       The price at which an REO property is            2     No commas(,) or
                                 marketed.                                              dollar signs ($)

LIST_DATE                        The date an REO property is listed at a                MM/DD/YYYY
                                 particular price.

OFFER_AMT                        The dollar value of an offer for an REO          2     No commas(,) or
                                 property.                                              dollar signs ($)

OFFER_DATE_TIME                  The date an offer is received by DA Admin              MM/DD/YYYY
                                 or by the Servicer.

REO_CLOSING_DATE                 The date the REO sale of the property is               MM/DD/YYYY
                                 scheduled to close.

REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                MM/DD/YYYY

OCCUPANT_CODE                    Classification of how the property is
                                 occupied.

PROP_CONDITION_CODE              A code that indicates the condition of
                                 the property.

PROP_INSPECTION_DATE             The date a  property inspection is                     MM/DD/YYYY
                                 performed.

APPRAISAL_DATE                   The date the appraisal was done.                       MM/DD/YYYY

CURR_PROP_VAL                    The current "as is" value of the                 2
                                 property based on brokers price opinion
                                 or appraisal.

REPAIRED_PROP_VAL                The amount the property would be worth if        2
                                 repairs are completed pursuant to a
                                 broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan

DELINQ_REASON_CODE               The circumstances which caused a borrower
                                 to stop paying on a loan.   Code
                                 indicates the reason why the loan is in
                                 default for this cycle.

MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed                MM/DD/YYYY
                                 With Mortgage Insurance Company.

MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed               No commas(,) or
                                                                                        dollar signs ($)

MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed              MM/DD/YYYY
                                 Claim Payment

MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On        2     No commas(,) or
                                 Claim                                                  dollar signs ($)


POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance               MM/DD/YYYY
                                 Company

POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance        2     No commas(,) or
                                 Company                                                dollar signs ($)

POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was               MM/DD/YYYY
                                 Issued By The Pool Insurer

POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance           2     No commas(,) or
                                 Company                                                dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD               MM/DD/YYYY

FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                 2     No commas(,) or
                                                                                        dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                  2     No commas(,) or
                                                                                        dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD               MM/DD/YYYY

FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                 2     No commas(,) or
                                                                                        dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                  2     No commas(,) or
                                                                                        dollar signs ($)

VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the                       MM/DD/YYYY
                                 Veterans Admin

VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim                MM/DD/YYYY
                                 Payment

VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim          2     No commas(,) or
                                                                                        dollar signs ($)

MOTION_FOR_RELIEF_DATE           The date the Motion for Relief was filed        10     MM/DD/YYYY

FRCLSR_BID_AMT                   The foreclosure sale bid amount                 11     No commas(,) or
                                                                                        dollar signs ($)

FRCLSR_SALE_TYPE                 The foreclosure sales results: REO, Third
                                 Party, Conveyance to HUD/VA

REO_PROCEEDS                     The net proceeds from the sale of the REO              No commas(,) or
                                 property.                                              dollar signs ($)

BPO_DATE                         The date the BPO was done.

CURRENT_BPO_VAL                  The current "as is" value of th property
                                 based on a brokers price opinion.

REPAIRED_BPO_PROP_VAL            The amount the property would be worth if
                                 repairs are completed pursuant to a
                                 broker's price opinion.

CURR_APP_VAL                     The current "as is" value of the                11     No commas(,) or
                                 property based on an appraisal.                        dollar signs ($)

CURRENT_FICO                     The current FICO score

HAZARD_CLAIM_FILED_DATE          The date the Hazard Claim was filed with        10     MM/DD/YYYY
                                 the Hazard Insurance Company.

HAZARD_CLAIM_AMT                 The amount of the Hazard Insurance Claim        11     No commas(,) or
                                 filed.                                                 dollar signs ($)

HAZARD_CLAIM_PAID_DATE           The date the Hazard Insurance Company           10     MM/DD/YYYY
                                 disbursed the claim payment.

HAZARD_CLAIM_PAID_AMT            The amount the Hazard Insurance Company         11     No commas(,) or
                                 paid on the claim.                                     dollar signs ($)

POOL_CLAIM_FILED_DATE            The date the claim was filed with the           10     MM/DD/YYYY
                                 Pool Insurance Company.

POOL_CLAIM_AMT                   The amount of the claim filed with the          11     No commas(,) or
                                 Pool Insurance Company.                                dollar signs ($)

POOL_CLAIM_PAID_DATE             The date the claim was settled and the          10     MM/DD/YYYY
                                 check was issued by the Pool Insurer.

POOL_CLAIM_AMT_PAID              The amount paid on the claim by the Pool        11     No commas(,) or
                                 Insurance Company.                                     dollar signs ($)

FORECLOSURE_FLAG                 Y or N                                                 Text

BANKRUPTCY_FLAG                  Y or N                                                 Text

NOD_DATE                                                                                MM/DD/YYYY

MI_CLAIM_DATE                    Date Mortgage Insurance is filed                       MM/DD/YYYY

NOI_DATE                                                                                MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE                                                          MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

LIST_DATE                                                                               MM/DD/YYYY

VACANCY/OCCUPANCY_STATUS         The Occupancy status of the defaulted                  Text
                                 loan's collateral

ACTUAL_REO_START_DATE                                                                   MM/DD/YYYY

SALES_PRICE                                                                             Number

UPB_LIQUIDATION                  Outstanding Pricipal Balance of the loan               Number
                                 upon Liquidation

REALIZED_LOSS/GAIN               As defined in the Servicing Agreement                  Number

LIQUIDATION_PROCEEDS                                                                    Number

PREPAYMENT_CHARGES_COLLECTED     The amount of Prepayment Charges received              Number

PREPAYMENT_CALCULATION           The formula behind the prepayment charge               Text

PAYOFF_DATE                      The date on which the loan was paid off                MM/DD/YYYY

Standard File Codes - Delinquency Reporting

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy

                                   Exhibit B-3

                              Realized Loss Report

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________         Date: _______________
Phone: ______________________           Email Address:_____________________

________________________   ________________________   __________________________
Servicer Loan No.          Servicer Name              Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________
Borrower's Name:__________________________________________________
Property Address:__________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan   $____________________ (1)
(2)  Interest accrued at Net Rate                       _____________________ (2)
(3)  Accrued Servicing Fees                             _____________________ (3)
(4)  Attorney's Fees                                    _____________________ (4)
(5)  Taxes                                              _____________________ (5)
(6)  Property Maintenance                               _____________________ (6)
(7)  MI/Hazard Insurance Premiums                       _____________________ (7)
(8)  Utility Expenses                                   _____________________ (8)
(9)  Appraisal/BPO                                      _____________________ (9)
(10) Property Inspections                               _____________________ (10)
(11) FC Costs/Other Legal Expenses                      _____________________ (11)
(12) Other (itemize)                                    $____________________ (12)
     Cash for Keys__________________________            _____________________
     HOA/Condo Fees_______________________              _____________________
     _____________________________________              _____________________
     _____________________________________              _____________________
     TOTAL EXPENSES                                     $____________________ (13)
CREDITS:
(14) Escrow Balance                                     $____________________ (14)
(15) HIP Refund                                         _____________________ (15)
(16) Rental Receipts                                    _____________________ (16)
(17) Hazard Loss Proceeds                               _____________________ (17)
(18) Primary Mortgage Insurance Proceeds                _____________________ (18)

(19) Pool Insurance Proceeds                           _____________________ (19)
(20) Proceeds from Sale of Acquired Property           _____________________ (20)
(21) Other (itemize)                                   _____________________ (21)
     _______________________________________           _____________________
     _______________________________________           _____________________

     TOTAL CREDITS                                     $____________________ (22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                $____________________ (23)

CALCULATION OF REALIZED LOSS/GAIN - INSTRUCTION SHEET

     The numbers on the form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

     13.  The total of lines 1 through 12.

     Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.  The total of lines 14 through 21.

     Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (_______).


3